                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 14, 1997, included in Capstone Pharmacy Services, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP



November 21, 1997
Baltimore, Maryland